CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report  (Date of Earliest Event Reported): April 28, 2011

Radient Pharmaceuticals Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-16695	33-0413161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2492 Walnut Avenue, Suite 100, Tustin, California, 92780-7039
 (Address of principal executive offices (zip code))

 714-505-4461
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 7 – Regulation FD
Item 7.01 – Regulation FD Disclosure

Section 8 – Other Events
Item 8.01: Other Events

Our Chairman and CEO, Mr. Douglas MacLellan, will serve as the lead presenter during the main evening reception at this year’s Aegis Capital Emerging Growth Conference, which is taking place today, Thursday, April 28, 2011. Our Chief Operating Officer and CFO, Mr. Akio Ariura, who we previously disclosed would attend, is now unable to attend the conference.  The conference continues through April 30, 2011 at the Palazzo Hotel in Las Vegas, NV.

Our executive will discuss our latest business developments, recent achievements, market position, new business initiatives and FY2011 – FY2012 growth plans; he will also make a presentation, a copy of which is attached hereto as Exhibit 99.2.

On April 28, 2011 we issued a press release disclosing our executive’s role at the conference and such press release is attached as Exhibit 99.1 hereto.

 Item 9.01 Financial Statements and Exhibits

 (c) Exhibits

Exhibit No.	Description

99.1	Press Release

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2011

RADIENT PHARMACEUTICALS CORPORATION

/s/ Douglas Maclellan
Name: Douglas Maclellan
Title: Chief Executive Officer